UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  October 2, 2016

Winnebago Industries, Inc.
(Exact Name of Registrant as Specified in its Charter)

Iowa	001-06403	42-0802678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 152, Forest City, Iowa		50436
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code   641-585-3535

______________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On October 2, 2016, Winnebago Industries, Inc. (“Winnebago”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Grand Design RV, LLC (“Grand Design”), Octavius Corporation (“Octavius”), Summit Partners Growth Equity Fund VIII-A, L.P., Summit Partners Growth Equity Fund VIII-B, L.P., Summit Partners Entrepreneur Advisors Fund I, L.P., Summit Investors I, LLC, Summit Investors I (UK), L.P., SP GE VIII-B GD RV Holdings, L.P. (collectively the “Summit Sellers”), RDB III, Inc., and each of the shareholders of RDB III, Inc. (collectively the “RDB Sellers”). The Summit Sellers and RDB Sellers are hereafter referred to as “Sellers.”

The Purchase Agreement, attached as Exhibit 2.1, provides that, among other things, and subject to the terms and conditions of the Purchase Agreement, Octavius, a newly formed wholly-owned subsidiary of Winnebago, will acquire all of the equity interests of Grand Design, RV, LLC and all of the capital stock of SP GE VIII-B RV Blocker Corp., a Delaware corporation owned by Summit Partners Growth Equity Fund VIII-B, L.P., representing the sale of Grand Design to Winnebago. Following the transaction, Grand Design will be an indirect wholly-owned subsidiary of Winnebago. The purchase price for the acquisition is approximately $500 million, consisting of $395 million in cash and 4,586,555 shares of Winnebago common stock to be issued to Sellers. The $500 million purchase price is subject to customary closing adjustments pursuant to the terms of the Purchase Agreement.

The closing of the acquisition is subject to customary closing conditions, including the expiration of any applicable waiting period under the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended, the absence of any law or order preventing the consummation of the transactions contemplated by the Purchase Agreement, the accuracy of the representations and warranties contained in the Purchase Agreement subject to various exceptions and qualifications including the absence of a material adverse effect with respect to Grand Design, and compliance with covenants in the Purchase Agreement, in all material respects.

Grand Design made customary representations and warranties for a transaction of this type. Winnebago purchased a representation and warranty insurance policy, subject to customary exclusions and retention amounts as its sole remedy for breaches of representations and warranties. From signing to closing, Grand Design must operate in the ordinary course of business.

The Purchase Agreement contains certain termination rights, including that either Winnebago or Sellers may terminate the Purchase Agreement if the transaction is not completed by February 3, 2017. The Purchase Agreement also provides that, upon termination of the Purchase Agreement in specified circumstances Winnebago will pay Sellers a termination fee of $35 million.

In connection with execution of the Purchase Agreement, on October 2, 2016 Winnebago executed a customary debt commitment letter with JPMorgan Chase Bank, N.A. (“JPMorgan”) pursuant to which, subject to customary exceptions and conditions, JPMorgan has committed to provide a seven-year $300 million secured term loan B facility, and a five-year $125 million asset-based revolving credit facility (collectively the “Credit Facilities”). The commitment letter is attached hereto as Exhibit 10.10. Winnebago intends to use the proceeds from the term loan and a portion of the revolving credit facility together with $60 million in cash to complete the acquisition. The remainder of the revolving credit facility will be used to fund Winnebago’s working capital needs. The Credit Facilities are expected to be secured by all or substantially all Winnebago’s assets, and will replace Winnebago’s current credit facility with Wells Fargo Bank, N.A.

Ancillary Agreements

In connection with the Purchase Agreement and contingent upon closing of the transaction, Winnebago, Grand Design and the Sellers have agreed to certain ancillary agreements included as exhibits to this Current Report on Form 8-K. The shareholders of RDB, Ronald Fenech, Donald Clark and William Fenech have entered into a five-year non-competition, non-solicitation and confidentiality agreement attached hereto as Exhibit 10.1. The Summit Sellers have entered into a three-year non-solicitation and confidentiality agreement attached hereto as Exhibit 10.2.

Winnebago has agreed to register the shares of common stock issuable to the Summit Sellers and the RDB Sellers pursuant to the terms of a registration rights agreement which is attached hereto as Exhibit 10.3. Under the registration rights agreement, Winnebago has agreed to file a shelf registration statement on the second business day following the filing of an amendment to Winnebago’s Current Report on Form 8-K reporting the completion of the acquisition of Grand Design containing the financial statements and pro forma financial information concerning the acquisition. Winnebago has agreed to keep the registration statement effective for up to three years.

The Summit Sellers and RDB Sellers have agreed to certain covenants pursuant to the terms of standstill agreements attached hereto as Exhibits 10.4 and 10.5. The standstill agreements provide that for up to one year after closing, the Summit Sellers and RDB Sellers are each prohibited from taking certain hostile actions with respect to Winnebago. The RDB Sellers have also agreed to a lock-up letter agreement attached hereto as Exhibit 10.6 that restricts the RDB Sellers from transferring their shares of Winnebago common stock for one year from closing.

Also, in connection with the Purchase Agreement and contingent upon closing of the transaction, Grand Design has entered into employment agreements with certain key members of its management team including its Chief Executive Officer, Donald Clark, a shareholder of RDB, which is attached hereto as Exhibit 10.9 and includes a form of change in control agreement between Mr. Clark and Winnebago as Exhibit A thereto. Finally, in connection with the Purchase Agreement and contingent upon closing of the transaction, Winnebago has entered into consulting agreements with two of the RDB Sellers, Ronald Fenech and William Fenech attached hereto as Exhibit 10.7 and 10.8. Under the consulting agreements, Ronald Fenech and William Fenech have each agreed to provide certain consulting services to Grand Design and Winnebago for one year from closing.

All of these ancillary agreements are contingent upon closing of the transaction.

The foregoing descriptions of the Purchase Agreement and the transactions contemplated thereby including the ancillary agreements are not complete and are each subject to and qualified in their respective entirety by reference to the Purchase Agreement and the ancillary agreements, copies of which are filed with this Current Report on Form 8-K as exhibits and the terms of which are incorporated by reference.

The Purchase Agreement and ancillary agreements are included to provide investors with information regarding the terms of the transaction. The representations, warranties and covenants contained in these agreements were made for the purpose of the Purchase Agreement and related ancillary agreements as of the specified dates therein, were solely for the benefit of the parties to the Purchase Agreement or ancillary agreement as applicable, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be reflected in Winnebago Industries’ public disclosures.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1
Securities Purchase Agreement dated as of October 2, 2016 by and among, Grand Design RV, LLC, Octavius Corporation, Winnebago Industries, Inc. Summit Partners Growth Equity Fund VIII-B, L.P., Summit Partners Growth Equity Fund VIII-A, L.P., Summit Partners Entrepreneur Advisors Fund I, L.P., Summit Investors I, LLC, Summit Investors I (UK), L.P., SP GE VIII-B GD RV Holdings, L.P., RDB IIII, Inc., and each of the shareholders of RDB III, Inc.*

10.1
Non-competition, Non-solicitation and Confidentiality Agreement by and among Octavius Corporation, Winnebago Industries, Inc., Grand Design RV, LLC, RDB III, Inc., Ronald Fenech, Donald Clark and     William Fenech dated October 2, 2016 contingent on the closing of the transaction contemplated in the Purchase Agreement.

10.2
Non-Solicitation and Confidentiality Agreement dated as of October 2, 2016 by and between Octavius    Corporation, Winnebago Industries, Inc., Grand Design, RV, LLC, Summit Partners Growth Equity Fund VIII-B, L.P., Summit Partners Growth Equity Fund VIII-A, L.P., Summit Entrepreneur Advisors Fund I, L.P., Summit Investors I, LLC, Summit Investors I (UK), L.P., and SP GE VIII-B GD RV Holdings contingent on the closing of the transaction contemplated in the Purchase Agreement.

10.3
Registration Rights Agreement by and between Winnebago Industries, Inc. and the Shareholder Parties dated October 2, 2016 contingent on the closing of the transaction contemplated in the Purchase Agreement.

10.4
Standstill Agreement dated as of October 2, 2016 by and between Summit Partners Growth Equity Fund VIII-B, L.P., Summit Partners Growth Equity Fund-VIII-A, L.P., Summit Entrepreneur Advisors Fund I, L.P., Summit Investors I, LLC, Summit Investors I (UK), L.P. and SP GE VIII-B GD RV Holdings, L.P. and Winnebago Industries, Inc. contingent on the closing of the transaction contemplated in the Purchase Agreement.

10.5
Standstill Agreement dated as of October 2, 2016, by and among Donald Clark, Ronald Fenech, William Fenech and Winnebago Industries, Inc. contingent on the closing of the transaction contemplated in the Purchase Agreement.

10.6
Lock-up Letter Agreement to Winnebago Industries, Inc. from Donald Clark, Ronald Fenech and William Fenech dated October 2, 2016 contingent on the closing of the transaction contemplated in the Purchase Agreement.

10.7	Consulting Agreement dated October 2, 2016 by and between Winnebago Industries, Inc., and Ronald Fenech contingent on the closing of the transaction contemplated in the Purchase Agreement.
10.8	Consulting Agreement dated October 2, 2016 by and between Winnebago Industries, Inc. and William Fenech contingent on the closing of the transaction contemplated in the Purchase Agreement.
10.9
Employment Agreement by and between Grand Design RV, LLC and Donald Clark (including form of Executive Change in Control Agreement between Donald Clark and Winnebago Industries as Exhibit A thereto) dated as of October 2, 2016 contingent on the closing of the transaction contemplated in the Purchase Agreement.

10.10	Commitment Letter dated October 2, 2016 between Winnebago Industries, Inc. and JPMorgan Chase Bank, N.A.

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules upon request of the U.S. Securities and Exchange Commission.

Cautionary Statement Regarding Forward-Looking Information
This document and the exhibits included may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements are inherently uncertain. A number of factors could cause actual results to differ materially from these statements, including, but not limited to increases in interest rates, availability of credit, low consumer confidence, availability of labor, significant increase in repurchase obligations, inadequate liquidity or capital resources, availability and price of fuel, a slowdown in the economy, increased material and component costs, availability of chassis and other key component parts, sales order cancellations, slower than anticipated sales of new or existing products, new product introductions by competitors, the effect of global tensions, integration of operations relating to mergers and acquisitions activities, any unexpected expenses related to ERP, risks relating to the consummation of our acquisition of Grand Design RV including, the possibility that the closing conditions to the contemplated transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; delay in closing the transaction or the possibility of non-consummation of the transaction; the potential for regulatory authorities to require divestitures in connection with the proposed transaction, the failure to consummate the debt transactions contemplated by the transaction with Grand Design RV, the possibility that we might have to pay a $35 million termination fee to Grand Design RV or additional damages for failing to close the transaction; the occurrence of any event that could give rise to termination of the agreement; the risk that shareholder litigation in connection with the contemplated transaction may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; risks inherent in the achievement of cost synergies and the timing thereof; risks that the pendency, financing, and efforts to consummate the transaction may be disruptive to Winnebago Industries or Grand Design RV or their respective management; the effect of announcement of the transaction on Grand Design RV’s ability to retain and hire key personnel and maintain relationships with customers, suppliers and other third parties, risks related to integration of the two companies and other factors. Additional information concerning certain risks and uncertainties that could cause actual results to differ materially from that projected or suggested is contained in the Company's filings with the Securities and Exchange Commission (SEC) over the last 12 months, copies of which are available from the SEC or from the Company upon request. The Company disclaims any obligation or undertaking to disseminate any updates or revisions to any forward looking statements contained in this release or to reflect any changes in the Company's expectations after the date of this release or any change in events, conditions or circumstances on which any statement is based, except as required by law.
Cautionary Statement Regarding Forward-Looking Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINNEBAGO INDUSTRIES, INC.

Date:	October 4, 2016	By:	/s/ Scott C. Folkers
		Name:	Scott C. Folkers
		Title:	Vice President, General Counsel and Secretary

Exhibit Index
Exhibit Number	Description of Exhibit
2.1
Securities Purchase Agreement dated as of October 2, 2016 by and among, Grand Design RV, LLC, Octavius Corporation, Winnebago Industries, Inc. Summit Partners Growth Equity Fund VIII-B, L.P., Summit Partners Growth Equity Fund VIII-A, L.P., Summit Partners Entrepreneur Advisors Fund I, L.P., Summit Investors I, LLC, Summit Investors I (UK), L.P., SP GE VIII-B GD RV Holdings, L.P., RDB IIII, Inc., and each of the shareholders of RDB III, Inc.*

10.1
Non-competition, Non-solicitation and Confidentiality Agreement by and among Octavius Corporation, Winnebago Industries, Inc., Grand Design RV, LLC, RDB III, Inc., Ronald Fenech, Donald Clark and     William Fenech dated October 2, 2016 contingent on the closing of the transaction contemplated in the Purchase Agreement.

10.2
Non-Solicitation and Confidentiality Agreement dated as of October 2, 2016 by and between Octavius    Corporation, Winnebago Industries, Inc., Grand Design, RV, LLC, Summit Partners Growth Equity Fund VIII-B, L.P., Summit Partners Growth Equity Fund VIII-A, L.P., Summit Entrepreneur Advisors Fund I, L.P., Summit Investors I, LLC, Summit Investors I (UK), L.P., and SP GE VIII-B GD RV Holdings contingent on the closing of the transaction contemplated in the Purchase Agreement.

10.3
Registration Rights Agreement by and between Winnebago Industries, Inc. and the Shareholder Parties dated October 2, 2016 contingent on the closing of the transaction contemplated in the Purchase Agreement.

10.4
Standstill Agreement dated as of October 2, 2016 by and between Summit Partners Growth Equity Fund VIII-B, L.P., Summit Partners Growth Equity Fund-VIII-A, L.P., Summit Entrepreneur Advisors Fund I, L.P., Summit Investors I, LLC, Summit Investors I (UK), L.P. and SP GE VIII-B GD RV Holdings, L.P. and Winnebago Industries, Inc. contingent on the closing of the transaction contemplated in the Purchase Agreement

10.5
Standstill Agreement dated as of October 2, 2016, by and among Donald Clark, Ronald Fenech, William Fenech and Winnebago Industries, Inc. contingent on the closing of the transaction contemplated in the Purchase Agreement.

10.6
Lock-up Letter Agreement to Winnebago Industries, Inc. from Donald Clark, Ronald Fenech and William Fenech dated October 2, 2016 contingent on the closing of the transaction contemplated in the Purchase Agreement.

10.7	Consulting Agreement dated October 2, 2016 by and between Winnebago Industries, Inc., and Ronald Fenech contingent on the closing of the transaction contemplated in the Purchase Agreement.
10.8	Consulting Agreement dated October 2, 2016 by and between Winnebago Industries, Inc. and William Fenech contingent on the closing of the transaction contemplated in the Purchase Agreement.
10.9
Employment Agreement by and between Grand Design RV, LLC and Donald Clark (including form of Executive Change in Control Agreement between Donald Clark and Winnebago Industries as Exhibit A thereto) dated as of October 2, 2016 contingent on the closing of the transaction contemplated in the Purchase Agreement.

10.10	Commitment Letter dated October 2, 2016 between Winnebago Industries, Inc. and JPMorgan Chase Bank, N.A.